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                                                                   EXHIBIT 23.3



                       Consent of Independent Accountant


        I consent to the inclusion, by reference, in this registration statement on Form SB-2 of my report dated March 11, 1995 on my audit of the financial statements of Environmental Safeguards, Inc. for the year ended December 31, 1994. I also consent to the reference to my firm under the caption "Experts".




/s/ RANDY SIMPSON, CPA PC
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Sandy, Utah
October 28, 1996